LEASE COMMITMENTS	12 Months Ended
Dec. 31, 2016
Lease Commitments [Abstract]
LEASE COMMITMENTS
LEASE COMMITMENTS

Future minimum noncancellable operating lease payments at December 31, 2016 are as follows (in millions):

Operating Leases
2017	$32.5
2018	21.0
2019	16.4
2020	11.2
2021	10.5
Thereafter	40.7
Total minimum obligations	$132.3

Most of the Company’s operating leases provide the Company with the option to renew the leases for varying periods after the initial lease terms. These renewal options enable the Company to renew the leases based upon the fair rental values at the date of expiration of the initial lease. Total rental expense under operating leases was $44.3 million, $49.6 million, and $50.4 million in 2016, 2015 and 2014, respectively.